LENDER JOINDER AGREEMENT

THIS LENDER JOINDER AGREEMENT (this "Agreement") dated as of August 21, 2013 to the Credit Agreement referenced below is among PORTFOLIO RECOVERY ASSOCIATES, INC., a Delaware corporation ("PRA"), the Guarantors, BANK OF HAMPTON ROADS, HERITAGE BANK AND UNION FIRST MARKET (collectively, the "New Lenders") and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent").

WITNESSETH

WHEREAS, a credit facility has been extended to PRA pursuant to the terms of that certain Credit Agreement (as amended, modified and supplemented from time to time, the "Credit Agreement") dated as of December 19, 2012 among PRA, and a certain Subsidiary of PRA to be named as a borrower from time to time party thereto (the "Designated Borrower"), the Guarantors, certain financial institutions from time to time party thereto (the "Lenders") and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer;

WHEREAS, the New Lenders have agreed to provide Domestic Revolving A Commitments under the Credit Agreement in the amounts set forth on Schedule A hereto and on the terms set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2. Commitment. In accordance with Section 2.02(f)(i)(D) of the Credit Agreement, each New Lender hereby agrees that such New Lender shall have a Domestic Revolving A Commitment in the amounts set forth on Schedule A hereto under the Credit Agreement. PRA, the Guarantors and each New Lender hereby acknowledge, agree and confirm that such New Lender shall from and after the date hereof be deemed to be a party to the Credit Agreement and a "Lender" for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents as if such New Lender had executed the Credit Agreement. The existing Schedule 2.01 to the Credit Agreement shall be deemed to be, and shall be, amended to include each New Lender's Domestic Revolving A Commitment.

3. Condition Precedent. This Agreement shall be effective as of the date hereof upon satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received counterparts of this Agreement executed by PRA, the Guarantors, the New Lenders and the Administrative Agent; and

(b) The Administrative Agent shall have received the certificate required by Section 2.02(f)(i)(D) of the Credit Agreement.

4. Notices. The applicable address, facsimile number and electronic mail address of each New Lender for purposes of Section 11.02 of the Credit Agreement are as set forth in the Administrative Questionnaire delivered by such New Lender to the Administrative Agent and PRA on or before the date hereof or to such other address, facsimile number and electronic mail address as shall be designated by such New Lender in a notice to the Administrative Agent and PRA.

5. Reaffirmation of Guaranty. Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Agreement and (b) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Loan Documents.

6. Acknowledgment. The Administrative Agent and PRA hereby acknowledge and agree that each New Lender is reasonably acceptable to each of them as a Lender under the Credit Agreement.

7. Governing Law. This Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of New York.

8. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

[Signature Pages Follow]

IN WITNESS WHEREOF, PRA, as Borrower, the Guarantors, the New Lenders and the Administrative Agent have caused this Agreement to be executed by their officers thereunto duly authorized as of the date hereof.

BORROWER: PORTFOLIO RECOVERY ASSOCIATES, INC., a Delaware corporation

By:____________________
Name: Judith S. Scott
Title: Executive Vice President and General Counsel

GUARANTORS: PORTFOLIO RECOVERY ASSOCIATES, LLC, a Delaware limited liability company

By:____________________
Name: Judith S. Scott
Title: Member's Representative

PRA HOLDING I, LLC, a Virginia limited liability company

By:____________________
Name: Judith S. Scott
Title: Member's Representative

PRA LOCATION SERVICES, LLC, a Delaware limited liability company

By:____________________
Name: Judith S. Scott
Title: Member's Representative

PRA GOVERNMENT SERVICES, LLC, a Delaware limited liability company

By:____________________
Name: Judith S. Scott
Title: Member's Representative

PRA RECEIVABLES MANAGEMENT, LLC,
a Virginia limited liability company

By:______________________
Name: Judith S. Scott
Title: Member's Representative

PRA HOLDING II, LLC,
a Virginia limited liability company

By:______________________
Name: Judith S. Scott
Title: Member's Representative

PRA HOLDING III, LLC,
a Virginia limited liability company

By:______________________
Name: Judith S. Scott
Title: Member's Representative

MUNI SERVICES, LLC,
a Delaware limited liability company

By:______________________
Name: Judith S. Scott
Title: Member's Representative

PRA PROFESSIONAL SERVICES, LLC,
a Virginia limited liability company

By:______________________
Name: Judith S. Scott
Title: Member's Representative

PRA FINANCIAL SERVICES, LLC,
a Virginia limited liability company

By:______________________
Name: Kent P. McCammon
Title: Manager

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

By: Christine Trotter
Name: Christine Trotter
Title: Assistant Vice President

NEW LENDERS:

BANK OF HAMPTON ROADS,
as New Lender

By: P. Kelly Gowen
Name: P. KELLEY GOWEN
Title: SENIOR VICE PRESIDENT

HERITAGE BANK,
as New Lender

By:____________________
Name:
Title:

UNION FIRST MARKET,
as New Lender

By:____________________
Name:
Title:

NEW LENDERS:

BANK OF HAMPTON ROADS,
as New Lender

By:______________________________
Name:
Title:

HERITAGE BANK,
as New Lender

By:______________________________
Name: Leigh C. Keith
Title: Executive Vice President

UNION FIRST MARKET,
as New Lender

By:______________________________
Name:
Title:

NEW LENDERS:

BANK OF HAMPTON ROADS,
as New Lender

By:____________________________
Name:
Title:

HERITAGE BANK,
as New Lender

By:____________________________
Name:
Title:

UNION FIRST MARKET BANK,
as New Lender

By: [signature]
Name: James D. Kourouklis
Title: Senior Vice President

SCHEDULE A

New Lender	Domestic Revolving A Commitment
Bank of Hampton Roads	$6,051,136.36
Heritage Bank	$3,227,272.73
Union First Market	$8,068,181.82